June 2009

 Except for the statements of historical fact, this release may contain forward-looking statements that involve risks and uncertainties some of which are detailed from time to time in documents filed by the company with the SEC. Those risks and uncertainties include, but are not limited to: changes in customer demand and response to products and services offered by the company, including demand by the electrical power generation markets, electrical transmission and distribution markets, the industrial markets, and the hot dip galvanizing markets; prices and raw material costs, including zinc and natural gas which are used in the hot dip galvanizing process and steel, aluminum and copper which are used in the electrical and industrial segment; changes in the economic conditions of the various markets the company serves, foreign and domestic, customer requested delays of shipments, acquisition opportunities, adequacy of financing, currency fluctuations, and availability of experienced management employees to implement the company's growth strategy. The company can give no assurance that such forward
 -looking statements will prove to be correct. We undertake no obligation to affirm, publicly update or revise any forward-looking statements, whether as a result of information, future events or otherwise.
Forward Looking Statement

 AZZ is a specialty electrical equipment
 manufacturer serving the global
 markets of power generation,
 transmission, distribution and industrial
 as well as a leading provider of hot dip
 galvanizing services to the steel
 fabrication market nationwide.
Company Overview

Total Company
Sales By Segment
44%
45%
56%
55%
Actual
FY2008
$320.2
(in millions)
Actual
FY2009
$412.4
(in millions)
Projected
FY2010
$370 to $390
(in millions)
42%
58%
Galvanizing
Electrical and Industrial

AZZ incorporated

Industrial
Transmission & Distribution
Power Generation
13%
28%
59%
13%
29%
58%
18%
45%
37%

Structured for sustainability

Total Company
Sales By Market Segment
Actual
FY2008
$320.2
(in millions)
Actual
FY2009
$412.4
(in millions)
Projected
FY2010
$370 to $390
(in millions)

AZZ incorporated

GENERATION
TRANSMISSION
Fuel
Power Plant
Transformer
Power Lines
CUSTOMERS
DISTRIBUTION

Structured for sustainability

Electrical and Industrial
Products

AZZ incorporated

Industrial
Transmission & Distribution
Power Generation
20%
38%
42%
18%
36%
46%
22%
29%
49%

Actual FY2008 $179.1 (in millions)

Actual FY2009 $225.8 (in millions)

Structured for sustainability

Electrical and Industrial
Products
Projected
2010
$220 to $230
(in millions)

AZZ incorporated

Fuel
Power Plant
GENERATION

Structured for sustainability

Power Generation

AZZ incorporated

Transformer

TRANSMISSION

Structured for sustainability

Power Transmission

AZZ incorporated

Power Lines
DISTRIBUTION

Structured for sustainability

Power Distribution

AZZ incorporated

INDUSTRIAL / COMMERCIAL

Structured for sustainability

Industrial / Commercial

AZZ incorporated

$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$85
$78
$66
$60
$49
$46
$49
$53
$53
$52
$54
$60
$65
$65
$77
$83
$74
$92
$99
$101
$121
$145
$149
$147
$135
$142
$191
$195
$175
$150
Feb-02
May-02
Aug-02
Nov-02
Feb-03
May-03
Aug-03
Nov-03
Feb-04
May-04
Aug-04
Nov-04
Feb-05
May-05
Aug-05
Nov-05
Feb-06
May-06
Aug-06
Nov-06
Feb-07
May-07
Aug-07
Nov-07
Feb-08
May-08
Aug-08
Nov-08
Feb-09
May-09

Structured for sustainability

Backlog
($ In Millions)

Backlog
($ In Millions)
	Fiscal 2008	Fiscal 2009	1st Qtr 2010
Beginning Backlog	$120.7	$134.9	$174.8
Bookings	$334.4	$452.3	$70.7
Shipments	$320.2	$412.4	$95.5
Ending Backlog	$134.9	$174.8	$150.0
Book to Ship Ratio	104%	106%	74%

Galvanizing Services

AZZ incorporated

AZZ
GALVANIZING SERVICES

Structured for sustainability

Application: “After-fabrication”
steel corrosion protection
Locations: 20 facilities in 11 states

AZZ incorporated

21%
24%
5%
29%
21%
Electrical & Telecommunications
OEM's
Industrial
Bridge & Highway
Petrochemical
20%
28%
9%
16%
27%

Structured for sustainability

Galvanizing Services
Actual
FY2009
$186.6
(in millions)
Projected
FY2010
$150 to $160
(in millions)

June 2009

AZZ incorporated

$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$187.2
$260.3
$320.2
$412.4
2006
2007
2008
2009
2010
Fiscal Year
Actual
Projected
Linear (Actual)

Structured for sustainability

Consolidated Net Sales
($ In Millions)
$370 to
$390

AZZ incorporated

Consolidated Net Sales

First Three Months FY10

($ In Millions)

$99.9
$95.5
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
YTD 5/31/08
YTD 5/31/09

Structured for sustainability

AZZ incorporated

$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$0.69
$1.83
$2.26
$3.43
2006
2007
2008
2009
2010
Fiscal year
Actual
Projected
Linear (Actual)

Structured for sustainability

Earnings Per Share
(Fully Diluted)
$2.70 to
$2.90

AZZ incorporated

Earnings Per Share

First Three Months FY10

(Fully Diluted)

$1.00
$0.75
$0.50
$0.25
$0.00
$0.82
$0.80
YTD 5/31/08
YTD 5/31/09

Structured for sustainability

AZZ incorporated

Electrical and Industrial Products
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
9.2%
14.2%
16.3%
17.2%
17.0%
2006
2007
2008
2009
2010
Actual
Projected

Galvanizing Services
30%
25%
20%
15%
10%
5%
0%
20%
29%
24.9%
28.5%
26%
2006
2007
2008
2009
2010
Actual
Projected

Structured for sustainability

Operating Margins

AZZ incorporated

Operating Margins
First Three Months FY10

20.0%
15.0%
10.0%
5.0%
0.0%
15.3%
19.0%
YTD 5/31/08
YTD 5/31/09

Galvanizing Services

35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
27.9%
31.9%
YTD 5/31/08
YTD 5/31/09

Structured for sustainability

Electrical and Industrial
Products

AZZ incorporated

Cash Provided By Operations/ EBITDA/Free Cash Flow

($ In Millions)

$85.0
$75.0
$65.0
$55.0
$45.0
$35.0
$25.0
$15.0
$5.0
($5.0)
2003
2004
2005
2006
2007
2008
2009
2010
Fiscal Year
Cash Pro. By Oper.
Free Cash Flow
EBITDA

Structured for sustainability

Projected

AZZ incorporated

Debt
Cash
Debt to Equity Ratio
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
1.2
1
0.8
0.6
0.4
0.2
0
2002
2003
2004
2005
2006
2007
2008
2009
2010

Structured for sustainability

Total Bank Debt/ Long Term Debt to Equity
($ In Millions)
Projected Debt
Projected Debt to Equity Ratio
Projected Cash
Fiscal Year

AZZ incorporated

Capital Expenditures
Depreciation
Projected CE
Projected Depr.
$20.0
$16.0
$12.0
$8.0
$4.0
$0.0
$6.6
$5.7
$11.4
$6.7
$9.9
$8.2
$20.0
$14.5
$14.0
2006
2007
2008
2009
Projected 2010

Structured for sustainability

Capital Expenditures/Depreciation
($ In Millions)
$14.6

AZZ incorporated

Electrical and Industrial Products
30%
25%
20%
15%
10%
5%
0%
14%
22%
26%
29%
2006
2007
2008
2009
Actual

Galvanizing Services
50%
40%
30%
20%
10%
0%
27%
49%
46%
50%
2006
2007
2008
2009
Actual

Structured for sustainability

Return On Assets

Investment Summary
• Strong Historical Performance
 » FY09 was 22nd consecutive year of profitability
 » 5 Yr CAGR - Revenues 25%, Net Income 58%, EPS 54%
 » Significant Operating Margins (above industry averages)
• Key Growth Drivers
 » Domestic & international demand for electrical power and energy
 » U.S. infrastructure investment
• Niche products and value added services with strong
 market share position
• Strong Management Team
• Successful acquisition track record and opportunities for
 further expansion and growth
• Strong balance sheet and cash flows

June 2009